Exhibit 10.24

SOLAZYME, INC.

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF SOLAZYME, INC.

No.	Warrant to Purchase 1,000,000 Shares

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

FOR VALUE RECEIVED, SOLAZYME, INC., a Delaware corporation (the “Company”), hereby certifies that Bunge Limited, its successor or permitted assigns (the “Holder”), is entitled, subject to the provisions of this Warrant (including the adjustment provisions set forth in paragraph 10 below), to purchase from the Company, at the times specified herein, 1,000,000 fully paid and non-assessable shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

1. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Warrant Value” means, as of a particular day, the product of (i) the number of Warrant Shares that have vested (whether exercised or not) pursuant to paragraph 2 and (ii) difference between the Daily Price of a share of Common Stock and the Exercise Price (if positive).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

“Commencement of Construction of the JV Plant Date” shall mean the earlier of the following: (i) the date upon which the engineering, procurement and construction contract covering the construction of the JV Plant (as defined in the Joint Venture Agreement) is executed and (ii) the date upon which a contract for the purchase of a production fermentation vessel for the JV Plant is executed.

“Commencement of Production at the JV Plant Date” shall mean the date upon which the aggregate output of triglyceride oil at the JV Plant has reached 1,000 metric tonnes.

“Current Market Price Per Common Share” means, on any determination date, the average of the Daily Prices per share of Common Stock for the 20 consecutive trading days immediately prior to such date. If, on any determination date, the shares of Common Stock are not traded on a national securities exchange or quoted by any regulated quotation service, the Current Market Price Per Common Share shall be the fair market value per share as determined in good faith by the Board.

“Daily Price” means, on any determination date, (i) if the shares of Common Stock are then listed and traded on a national securities exchange, the closing price on such date as reported by the principal national securities exchange on which such shares are listed and traded and (ii) if such shares are not then listed and traded on a national securities exchange, the closing price on such date as quoted by any regulated quotation service.

“Exercise Price” means $13.50 per Warrant Share, as the same may be adjusted from time to time as provided in this Warrant.

“Expiration Time” means 5:00 p.m. New York City time on the tenth (10th) anniversary of the date of this Warrant or, if such day is not a Business Day, then until 5:00 p.m. New York City time on the next succeeding day that is a Business Day.

“Joint Venture Agreement” means the joint venture framework agreement or other commercial development agreement entered into by and between the Company and the original Holder of this Warrant or one of such Holder’s Affiliates, in which such parties agree to construct and operate a commercial-scale renewable oil production facility sited at a sugar mill of the original Holder or one of such Holder’s Affiliates. The parties shall explicitly declare in such agreement that it is a “Joint Venture Agreement” as defined in this Warrant.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Holder” means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any permitted transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent permitted transfer to designate a successor Principal Holder in the manner and circumstances described in the preceding sentence.

“Second Tranche Milestone Date” means the date that is ten (10) weeks after the achievement of the Technical Milestone as set forth in the Joint Venture Agreement. It is anticipated that the Technical Milestone set forth in the Joint Venture Agreement will be achieved on or prior to December 31, 2011.

“Warrant Shares” means the shares of Common Stock deliverable upon exercise of this Warrant, as the same may be adjusted from time to time as provided in this Warrant.

(b) Capitalized terms used but not defined in this Warrant shall have the meanings assigned to such terms in the Joint Venture Agreement.

2. Vesting of the Warrant.

(a) The Warrant shall vest as follows (the Warrant Share, to the extent such shares have vested, the “Vested Shares”):

(i) Twenty-five percent (25%) of the Warrant Shares (the “First Tranche”) shall vest on the effective date of the Joint Venture Agreement if such effective date occurs on or prior to August 5, 2011. If the effective date of the Joint Venture Agreement occurs after August 5, 2011 the number of Warrant Shares that vest in the First Tranche shall be reduced by one percent (1%) of the number of Warrant Shares that would otherwise have vested in the First Tranche if the effective date had occurred on or prior to August 5, 2011, for each day after August 5, 2011 that occurs before the effective date of the Joint Venture Agreement; provided, however, that the number of Warrant Shares vesting in the First Tranche will not be less than zero. For example, if the effective date of the Joint Venture Agreement occurs on August 5, 2011, the number of Warrant Shares that will vest as of such date will be 250,000, but if the effective date of the Joint Venture Agreement occurs on September 5, 2011, the number of Warrant Shares that will vest as of such date will be 172,500 [(250,000 – (31 × (1% × 250,000))].

(ii) Fifty percent (50%) of the Warrant Shares (the “Second Tranche”) shall vest on the Commencement of

Construction of the JV Plant Date if such date occurs on or prior to the Second Tranche Milestone Date. If the Commencement of Construction Date of the JV Plant occurs after Second Tranche Milestone Date the number of Warrant Shares that vest in the Second Tranche shall be reduced by one percent (1%) of the number of Warrant Shares that would otherwise have vested in the Second Tranche if the Commencement of Construction of the JV Plant Date had occurred on or prior to the Second Tranche Milestone Date, for each day after the Second Tranche Milestone Date that occurs before the Commencement of Construction of the JV Plant Date; provided, however, that the number of Warrant Shares vesting in the Second Tranche will not be less than zero. For example, if the Commencement of Construction of the JV Plant Date occurs on the Second Tranche Milestone Date, the number of Warrant Shares that will vest as of such date will be 500,000, but if the Commencement of Construction of the JV Plant Date is 46 days after the Second Tranche Milestone Date, the number of Warrant Shares that will vest as of such date will be 270,000 [(500,000 – (46 × (1% × 500,000))].

(iii) Twenty-five percent (25%) of the Warrant Shares (the “Third Tranche”) shall vest on the Commencement of Production at the JV Plant Date if such date occurs on or prior to September 30, 2013. If the Commencement of Production at the JV Plant Date occurs after September 30, 2013 the number of Warrant Shares that vest in the Third Tranche shall be reduced by one half of one percent (0.5%) of the number of Warrant Shares that would otherwise have vested in the Third Tranche if the Commencement of Production at the JV Plant Date had occurred prior to September 30, 2013, for each day after September 30, 2013 that occurs before the Commencement of Production at the JV Plant Date. For example, if the Commencement of Production at the JV Plant Date occurs on September 30, 2013, the number of Warrant Shares that will vest as of such date will be 250,000, but if the Commencement of Production at the JV Plant Date occurs on November 15, 2013, the number of Warrant Shares that will vest as of such date will be 192,500 [(250,000 – (46 × (0.5% × 250,000))].

3. Exercise of the Warrant.

(a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, as to Vested Shares until the Expiration Time. To exercise this Warrant, the Holder shall deliver to the Company (i) an executed Warrant Exercise Notice substantially in the form annexed to this Warrant, (ii) this Warrant and (iii) subject to paragraph 3(e), the applicable Exercise Price with respect to the number of Warrant Shares subject to such exercise. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

(b) The Exercise Price with respect to any exercise thereunder may be paid by wire transfer of immediately available funds to an account designated by the Company. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares; provided, however, that the Company shall not be required to pay any taxes that may be payable in respect of any transfer involved in the issuance and delivery of the Warrant Shares in a name other than that of the Holder.

(c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and subject to the same terms and conditions set forth herein for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 7 as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

(d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or its transferee pursuant to paragraph 7 as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 7.

(e) In lieu of making a cash payment of the Exercise Price to exercise this Warrant pursuant to paragraph 3(a) (but in all other respects in accordance with the exercise procedure set forth in paragraph 3(a)), the Holder may elect to convert the number of Warrant Shares pursuant to such exercise of this Warrant into shares of Common Stock, in which event the Company will issue to the Holder (i) a new Warrant pursuant to paragraph 3(c) for the number of unexercised Warrant Shares that remain following such exercise and (ii) the number of shares of Common Stock equal to the amount resulting from the following equation:

X = (A - B) × C where:

      A

X =	the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 3(e);

A =	the Current Market Price Per Common Share on the date on which the Holder delivers a Warrant Exercise Notice to the Company pursuant to paragraph 3(a);

B =	the Exercise Price with respect to the Warrant Shares subject to such exercise; and

C =	the number of shares of Common Stock as to which this Warrant is being exercised pursuant to paragraph 3(a).

If the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issued upon exercise pursuant to this paragraph 3(e).

4. Return of Capital Hurdle. As to be further set forth in the Joint Venture Agreement, if the Aggregate Warrant Value reaches fifty percent (50%) of the Aggregate Bunge Construction Costs (as defined in the Joint Venture Agreement) of the JV Plant, based on the Aggregate Warrant Value averaged over any twenty (20) consecutive trading days, the “return on capital” payments being made by the joint venture company to Holder or one of its Affiliates based on the Bunge Construction Costs shall terminate; provided, however, that a “trading day” shall not include any day that Holder is unable to sell Vested Shares due to contractual restrictions with the Company or its underwriters, such as a lock-up or market stand-off agreement.

5. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to applicable securities laws.

6. Reservation of Shares; No Impairment.

(a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, in each case, except restrictions on transfer contemplated by paragraph 5 and to the extent created by the Holder.

(b) The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against the avoidance of observance or performance of any of the terms of this Warrant, including, without limitation making the terms of this Warrant applicable to the shares of any successor corporation. Subject to the foregoing nothing herein shall be deemed to prevent the Company from taking any such action.

7. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, and in lieu of delivery of any such fractional share to which the Holder may be entitled upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share on the Business Day immediately preceding the date on which the Holder delivers the Warrant Exercise Notice pursuant to paragraph 3(a).

8. Exchange, Transfer or Assignment of Warrant.

(a) Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby.

(b) Except as expressly provided herein, neither this Warrant nor any interest hereunder shall be assignable, nor any other obligation delegable, by Holder without the prior written consent of the Company; provided, however, that Holder may assign or otherwise transfer this Warrant (a) to any Affiliate or (b) to any successor in interest by way of merger, sale of equity, or sale of all or substantially all of its assets provided that such successor agrees in writing to be bound by the terms of this Warrant as if it were the original Holder.

9. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date and containing the same terms and conditions set forth herein.

10. Stock Dividends and Acquisitions.

(a) Common Stock Dividends, Subdivisions or Combinations. If the Company shall at any time after the date hereof (A) declare and pay a dividend or make a distribution on Common Stock payable in Common Stock, (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares, (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares or (D) conducts any exchange, substitution or other similar event affecting the number of outstanding shares of Common Stock, then in each such case:

(i) the number of Warrant Shares issuable upon exercise of this Warrant (and the vesting of Warrant Shares) thereafter shall be proportionately adjusted so that the exercise of this Warrant after such event shall entitle the Holder to receive the aggregate number of shares of Common Stock that such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such event; and

(ii) the Exercise Price thereafter shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction (A) the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such event and (B) the denominator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately following such event.

Any adjustment made pursuant to this paragraph 10(a) shall become effective immediately after the applicable record date in the case of a dividend or distribution and immediately after the applicable effective date in the case of a subdivision, split, combination or reclassification.

(b) Consolidation, Merger or Sale of Assets. In the event of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or to the Person that acquires such assets pursuant to any such sale or transfer of all or substantially all of the assets of the Company, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. In determining the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, sale or transfer, if the holders of Common Stock have the right to elect as to the consideration to be received upon the consummation of such consolidation, merger, sale or transfer, then the consideration that the Holder shall be entitled to receive upon exercise shall be deemed to be the kind and amount of consideration received by the majority of all holders of Common Stock that affirmatively make an election (or of all such holders if none make an election). Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property.

(c) Certain Determinations. For purposes of any computation of any adjustment required under this paragraph 10:

(i) adjustments shall be made successively whenever any event giving rise to such an adjustment shall occur;

(ii) if any portion of any consideration to be received by the Company in a transaction giving rise to such an adjustment shall be in a form other than cash, the fair market value of such non-cash consideration shall be utilized in such computation. Such fair market value shall be determined by the Board of Directors in good faith; provided that if the Principal Holder shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Principal Holder to determine such fair market value. The expense of such independent appraiser shall be shared equally by the Company and the Principal Holder. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined in accordance with the foregoing provisions;

(iii) such calculations shall be made to the nearest one-tenth of a cent or to the nearest hundredth of a share, as the case may be; and

(iv) no adjustment in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrant, as the case may be, shall be required if the amount of such adjustment would be less than one-tenth of a cent or hundredth of a share, as the case may be.

(d) Certificates as to Adjustments. Upon the occurrence of each adjustment to the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

(e) Notices. In the event that the Company shall propose at any time to effect any of the events described in paragraphs (a) through (d) above that would result in an adjustment to the Exercise Price, the number of Warrant Shares issuable upon exercise of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant, the Company shall send notice to the Holder in the manner set forth in paragraph 14. In the case of a dividend or other distribution, such notice shall be sent at least 10 days prior to the applicable record date and shall specify such record date and the date on which such dividend or other distribution is to be made. In any other case, such notice shall be sent at least 15 days prior to the effective date of any such event and shall specify such effective date. In all cases, such notice shall specify such event in reasonable detail, including the effect on the Exercise Price and the number, kind or class of securities or other property issuable upon exercise of this Warrant. Failure to furnish any certificate pursuant to paragraph 10(d) or to give any notice pursuant to this paragraph 10(e), or any defect in any such certificate or notice, shall not affect the legality or the validity of the adjustment of the Exercise Price and/or the number of securities, cash and/or other property issuable upon exercise of this Warrant, or any transaction giving rise thereto.

11. Investment Representations.

(a) Holder represents and warrants that it is acquiring the Warrant and the Warrant Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Holder acknowledges that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely, absent such exemption, and that Holder must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

(c) Holder represents and warrants that it is experienced in investing in companies similar to the Company and understands the risks associated with such investment. The Holder acknowledges that it has been furnished with such materials and has been given access to such information relating to the Company as it and its representatives have requested, and Holder has been afforded the opportunity to ask questions regarding Solazyme and the Warrant and Warrant Shares, all as it has found necessary to make an informed investment decision.

(d) Holder represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, and Holder was not formed for the specific purpose of acquiring the Warrant or the Warrant Shares.

(e) Holder acknowledges that the Company may instruct any transfer agent not to register the transfer of the Warrant or the Warrant Shares (or any portion thereof) until such time as a transfer is made in compliance with Rule 144 of the General Rules and Regulations prescribed by the SEC pursuant to the Securities Act (“Rule 144”) or pursuant to a registration statement or, if an opinion of counsel is obtained by Holder to the effect that the restrictive legends provided in paragraph 5 is not required in order to establish compliance with any provisions of the Securities Act or this Warrant.

12. Market Standoff. Holder agrees, in connection with an initial public offering of the Company, upon request of the Company or the underwriters managing such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company’s securities, including the Warrant and the Warrant Shares, without the prior written consent of the Company or the underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the underwriters; provided, however, that such 180 day period may be extended to the extent necessary to permit any managing underwriter to comply with NASD rule 2711(f)(4) or similar rule. The Company may impose stop-transfer instructions until the end of such 180 day period (as it might be extended pursuant to the proviso above). Holder agrees to execute a market-standoff agreement with such underwriters in such customary form consistent with the provisions of this paragraph 12.

13. Company’s Representations and Warranties.

(a) The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder,

including the issuance to the Holder of the right to acquire the Warrant Shares hereunder, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its remaining terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The execution and delivery of this Warrant by the Company does not violate or conflict with the Company’s Articles of Incorporation or Bylaws.

(b) No consent or approval of, giving notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required in connection with the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable Federal and state securities laws, which filings will be made by the time required by such laws.

(c) Based in part upon the accuracy of the Holder’s representations and warranties in Article 11, the issuance of this Warrant constitutes a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of applicable state securities laws.

14. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

Solazyme, Inc.

225 Gateway Boulevard

South San Francisco, CA 94080

Facsimile:

Attention: General Counsel

If to the Holder:

Bunge Limited

50 Main Street

White Plains, NY 10606

Facsimile: 914-624-3220

Attention: Chief Development Officer

with a copy to:

Bunge Limited

50 Main Street

White Plains, NY 10606

Facsimile: 914-684-3443

Attention: General Counsel

Each such notice, demand or delivery shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day. Otherwise, any such notice, demand or delivery shall be deemed not to have been received until the next succeeding Business Day.

15. Rights of the Holder. Prior to any exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

16. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

17. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of May 3, 2011.

SOLAZYME, INC.

By:	/s/ Tyler Painter
	Name:	Tyler Painter
	Title:	CFO

Acknowledged and Agreed:

BUNGE LIMITED

By:	/s/ David B. Pearcy
	Name:	David B. Pearcy
	Title:	MD Sugar & Bioenergy
5/3/11

By:	/s/ Jonathan Biller
	Name:	Jonathan Biller
	Title:	General Counsel

WARRANT EXERCISE NOTICE

(To be delivered prior to exercise of the Warrant

by execution of the Warrant Exercise Subscription Form)

To:	Solazyme, Inc.

The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.001 per share, of Solazyme, Inc.. The undersigned intends to exercise the Warrant to purchase              shares (the “Warrant Shares”) at $         per Share (the Exercise Price currently in effect pursuant to the Warrant). As indicated below, the undersigned intends to pay the aggregate Exercise Price for the Warrant Shares in by wire transfer of immediately available funds or by certified or official bank or bank cashier’s check or by reduction in the number of Warrant Shares that would otherwise be issued upon exercise pursuant to paragraph 3(e) of the Warrant.

Date:

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Payment:	☐	$ wire transfer of immediately available funds

	☐	Reduction in number of Warrant Shares

WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Warrant

after deliver of Warrant Exercise Notice)

To:	Solazyme, Inc.

The undersigned irrevocably exercises the Warrant for the purchase of              shares (the “Warrant Shares”) of Common Stock, par value $.001 per share, of Solazyme, Inc. (the “Company”) at $         per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $         (such payment being made as specified in the undersigned’s previously-delivered Warrant Exercise Notice), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

WARRANT ASSIGNMENT FORM

Dated             ,

FOR VALUE RECEIVED,                                                                                                                                 hereby sells,

assigns and transfers unto                                                                                                                                             (the “Assignee”),

(please type or print in block letters)

(insert address)

its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint                              Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature: